EXHIBIT 10.10.3

AMENDMENT No. 3 AND WAIVER NO. 2
to CREDIT AGREEMENT
dated as of February 11, 2009
among
KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.,
as Borrower,
ARRENDADORA KCSM, S. DE R.L. DE C.V.,
as Guarantor,
CERTAIN LENDERS,
and
BANK OF AMERICA, N.A.,
as Administrative Agent

     THIS AMENDMENT NO. 3 AND WAIVER NO. 2 TO CREDIT AGREEMENT, dated as of February 11, 2009 (this “Amendment”), is entered into among KANSAS CITY SOUTHERN DE MéXICO, S.A. DE C.V., a corporation with variable capital (sociedad anónima de capital variable) organized under the laws of México (the “Borrower”), ARRENDADORA KCSM, S. DE R.L. DE C.V., a corporation with variable capital (sociedad de responsabilidad limitada de capital variable) organized under the laws of Mexico (the “Guarantor”), each of the lenders that is a signatory hereto under the caption “LENDERS” on the signature pages hereto and each other Person that becomes a “Lender” pursuant to Section 11.8(b) of the Existing Credit Agreement, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
     WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of June 14, 2007 (as amended through the date hereof, the “Existing Credit Agreement” and as amended and modified by this Amendment, the “Amended Credit Agreement”);
     WHEREAS, the Majority Lenders desire to amend the Existing Credit Agreement as set forth below, in accordance with Section 11.3 of the Existing Credit Agreement, subject to the conditions set forth herein;
     WHEREAS, the Majority Lenders desire to waive certain obligations of the Borrower under the Existing Credit Agreement, subject to the conditions set forth herein,
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Certain Defined Terms; Other Interpretive Provisions. (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.
     (b) The rules of interpretation set forth in Section 1.2 of the Existing Credit Agreement shall apply to this Amendment.
     SECTION 2. Amendments. Effective on (and subject to the occurrence of) the Effectiveness Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Section 2.
     (a) Sections 7.4(a) through (d) of the Existing Credit Agreement are hereby amended by deleting the existing Sections 7.4(a) through (d) in their entirety and substituting the following therefor:
     (a) Investments existing on the Effective Date and set forth on Schedule 7.4;
Amendment No. 3 and Waiver No. 2
to Credit Agreement

2

     (b) Temporary Cash Investments;
     (c) stock, obligations or securities received in satisfaction of judgments;
     (d) Investments in any Loan Party; and
     (e) Investments of $4,207,500 in Panama Canal Railway Company made on December 28, 2007.
     (b) The Existing Credit Agreement is hereby amended by adding to Schedule 7.4 thereto the following as new clause (3) to such Schedule:
     3. $138,670,761.00 Mexican pesos ($10.3 Million US Dollars) loan from Borrower to NAFTA Rail, S.A. de C.V. made on
December 19, 2005
     SECTION 3. Waiver. (a) The Majority Lenders hereby waive any Default or Event of Default under Sections 8.1(b) and (c) of the Existing Credit Agreement to the extent, and only to the extent, of the Borrower’s noncompliance with Section 7.4 of the Existing Credit Agreement as a result of the Investment by Borrower in Panama Canal Railway Company (“PCRC”) on December 28, 2007.
     (b) Each of the Borrower and the Guarantor hereby agrees that the waivers specifically described in clause (a) above shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of further violations of Section 7.4 of the Existing Credit Agreement or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default. The failure of Borrower to comply with Section 7.4 of the Existing Credit Agreement other than as described above shall constitute an Event of Default.
     SECTION 4. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders that:
     (a) The representations and warranties made in the Existing Credit Agreement, after giving effect hereto, are true and correct as if made on the date hereof.
     (b) The execution and delivery by each of the Borrower and the Guarantor of this Amendment and the performance by it of its obligations under the Amended Credit Agreement: (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action and (iii) do not and will not contravene or conflict with any provision of: (A) its organizational documents, (B) any Applicable Law, decree, judgment, award, injunction or similar legal restriction in effect, except to the extent that any contravention thereof is not reasonably likely to have a Material Adverse Effect or (C) any document or other contractual restriction binding upon or affecting it or any of its Properties, except to the extent that any contravention thereof is not reasonably likely to have a Material Adverse Effect.
     (c) Each of this Amendment and the Amended Credit Agreement, is a legal, valid and binding obligation of the Borrower and the Guarantor, as applicable, enforceable against each such Person in accordance with its terms, in each case except as may be limited by bankruptcy,
Amendment No. 3 and Waiver No. 2
to Credit Agreement

3

insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.
     SECTION 5. Effect of Amendment. All provisions of the Existing Credit Agreement, except as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in any Loan Document (or any other document) referring to the “Credit Agreement” shall be deemed to be references to the Amended Credit Agreement. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Existing Credit Agreement other than as expressly set forth herein.
     SECTION 6. Effectiveness of Amendment. This Amendment shall become effective on the date (the “Effectiveness Date”) when, and only when the following conditions have been satisfied:
     (a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent:
     (i) Executed Amendment. This Amendment, duly executed and delivered by the parties hereto;
     (ii) Organizational Documents. Copies of the Organizational Documents of each of the Borrower and the Guarantor, as certified by an authorized officer of each of the Borrower and the Guarantor, as applicable; and
     (iii) Authorizations. Documents (including appropriate resolutions of its shareholders or the Board of Directors or similar body) evidencing the due authorization of the execution, delivery and performance by the Borrower and the Guarantor of this Amendment, or a certification from an authorized officer of the Borrower and the Guarantor if such documents are not required by Applicable Law; and
     (b) The Administrative Agent shall have received evidence of payment of: (i) the fees and expenses then due and payable under Section 11.2(a) of the Existing Credit Agreement, including reasonable legal fees of special U.S. and Mexican counsel to the Administrative Agent and (ii) the fees payable pursuant to Section 7.
     SECTION 7. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes this Amendment a fee in an amount equal to: (a) 0.25% multiplied by (b) the sum of: (i) such Lender’s undrawn Commitments as of the Effectiveness Date plus (ii) such Lender’s Loans as of the Effectiveness Date. Such fee shall be payable in full for those Lenders who have submitted their signatures before or on the Effectiveness Date.
     SECTION 8. Ratification and Confirmation of Guarantee. The Guarantor hereby ratifies and reaffirms the execution and delivery of the Guarantee set forth in Article IX of the Existing Credit Agreement and confirms that such Guarantee remains in full force and effect after giving effect to this Amendment and reaffirms the Guaranteed Obligations after giving effect to this Amendment.
Amendment No. 3 and Waiver No. 2
to Credit Agreement

4

     SECTION 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 10. Counterparts. This Amendment may be executed on any number of separate counterparts (including by fax or electronic delivery), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 11. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment.
     SECTION 12. Loan Document. The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the other Loan Documents.
Amendment No. 3 and Waiver No. 2
to Credit Agreement

5

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as theBorrower
By:	/s/ Paul J. Weyandt
	Name:	Paul J. Weyandt
	Title:	Treasurer

By:
Name:
Title:

ARRENDADORA KCSM, S. DE R.L. DE C.V., as the Guarantor
By:	/s/ Paul J. Weyandt
	Name:	Paul J. Weyandt
	Title:	Treasurer

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

BANK OF AMERICA, N.A., as the Administrative Agent
By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

LENDERS: BBVA BANCOMER, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, GRAND CAYMAN BRANCH
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

BANK OF AMERICA, N.A.
By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

EXPORT DEVELOPMENT CANADA
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

KFW
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

BANK OF MONTREAL
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement

COMERICA BANK
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 and Waiver No. 2
to Credit Agreement